UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008
Protalix BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-27836	65-0643773

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
2 Snunit Street
Science Park
POB 455
Carmiel, Israel 20100

(Address of principal executive offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)
Registrant’s telephone number, including area code: +972-4-988-9488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On September 8, 2008, Protalix BioTherapeutics, Inc. (the “Company”), issued a press release announcing that its board of directors has set the close of business on October 2, 2008, as the record date for shareholders entitled to receive notice of, and to vote at, the Company’s 2008 Annual Meeting of Shareholders. The meeting will be held on November 9, 2008, in Tel Aviv, Israel.
A copy of the press release dated September 8, 2008, is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Press release dated September 8, 2008, titled “Protalix BioTherapeutics Sets Record Date for Annual Meeting of Shareholders.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: September 8, 2008	By:	/s/ David Aviezer
		Name:	David Aviezer, Ph.D.
		Title:	President and Chief Executive Officer

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